SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               November 3, 2004
Date of Report ...............................................................
                       (Date of earliest event reported)

                  DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC
...............................................................................
            (Exact name of registrant as specified in its charter)


State of Michigan                   333-75942               38-3536414
...............................................................................
(State or other jurisdiction       (Commission)            (IRS Employer
  of incorporation)                 File No.)          Identification No.)


              27777 Inkster Rd., Farmington Hills, Michigan 48334
              ...................................................
                   (Address of principal executive offices)



Registrant's telephone number, including area code (248) 512-3990

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


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     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act 17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.
            ------------


     In connection with the proposed offering of DaimlerChrysler Auto Trust 2004-C, Asset Backed Notes, Class A-2, Class A-3, and Class A-4 and Class B attached as Exhibit 99 are certain materials prepared by DaimlerChrysler Services North America LLC that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.


Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


     (a)  Financial statements of businesses acquired;

          None

     (b)  Pro forma financial information:

          None

     (c)  Exhibits:

          Exhibit 99



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                                  SIGNATURES
                                  ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DAIMLERCHRYSLER SERVICES
                                    NORTH AMERICA LLC



Date: November 5, 2004              By:  /s/ B. C. Babbish
                                        -----------------------
                                         B. C. Babbish
                                         Assistant Secretary


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                                 EXHIBIT INDEX
                                 -------------


Exhibit
  No.             Description of Exhibit
-------           ----------------------

  99 Material prepared by DaimlerChrysler Services North America LLC in connection with DaimlerChrysler Auto Trust 2004-C pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.


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